UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

African Gold Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40121	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 2634 Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7770 599889

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and third-quarters of one Redeemable Warrant	AGAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AGAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2023, the New York Stock Exchange (the “NYSE”) notified African Gold Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and publicly announced, that NYSE had determined to commence proceedings to delist from NYSE (i) the Company’s units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant, that are listed to trade on NYSE under the symbol “AGAC.U” (the “Units”) and (ii) the Company’s Class A ordinary shares, par value $0.0001 per share, that are listed to trade on NYSE under the symbol “AGAC” (the “Ordinary Shares”). Trading in the Units and Ordinary Shares was suspended immediately. NYSE determined to delist the Units and Ordinary Shares due to the Company’s inability to file its Quarterly Reports on Form 10-Q for the periods ended June 30, 2022, September 30, 2022, March 31, 2023 and June 30, 2023 and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 by August 22, 2023, which is the maximum time allowed under Section 802.01E of the NYSE’s Listed Company Manual. The Company does not intend to appeal the NYSE’s determination.

The foregoing actions and their consequences could affect the liquidity and value of the Company’s securities. The Units and the Ordinary Shares may be traded on the over-the-counter markets, or any other available market.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, and August 2, 2023, respectively, Bradley Doig, Koosum Kalyan and Zolani Kgosietsile Matthews voluntarily resigned, effective immediately, as directors of the Company. Ms. Kalyan and Messrs. Doig and Matthews resigned in order to pursue other opportunities and not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 8.01. Other Events.

The Company intends to liquidate the trust account and proceed with winding down the Company. The Company expects to complete the redemption of all public shares on or about September 11, 2023. The Company anticipates that the last day of trading of the Units and the Ordinary Shares on the over-the-counter markets will be on or about September 8, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2023

African Gold Acquisition Corporation

By:	/s/ Christopher Chadwick
Name:	Christopher Chadwick
Title:	Chief Executive Officer

2